UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 25, 2026, Virtuix Holdings Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing the Company’s financial and operational results for the fiscal year ended March 31, 2026. A copy of the Company’s Earnings Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 25, 2026, the Company held an earnings conference call to discuss the Company’s earnings results for the fiscal year ended March 31, 2026. The Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K the presentation materials that were provided and discussed during the earnings conference call.

On June 23, 2026, the Company issued a press release (the “Launch Press Release”) announcing the launch of Omni One for Quest. A copy of the Launch Press Release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information included in Items 2.02 and 7.01, including Exhibit 99.1, 99.2, and 99.3 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Earnings Press Release dated June 25, 2026.
99.2	Presentation materials dated June 25, 2026.
99.3	Launch Press Release dated June 23, 2026.
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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